SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  March 30, 2006

Credit Suisse First Boston Mortgage Securities Corp.
CSFB Home Equity Asset Trust 2006-3

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
(Exact name of registrant as specified in its charter)
Delaware	333-127872	13-3320910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eleven Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-127872) in connection with various transactions.  Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON

MORTGAGE

SECURITIES CORP.

By: /s/ Kevin Steele

Name: Kevin Steele

Title: Vice President

Dated:  March 30, 2006

EXHIBIT INDEX

    Exhibit No.

Description

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit  5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).